U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act File Number 811-23447

A3 ALTERNATIVE CREDIT FUND

(Exact name of registrant as specified in charter)

90 Madison Street, Suite 303

Denver, Colorado 80206

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (303) 997-9010

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1. Report to Shareholders

A3 ALTERNATIVE CREDIT FUND

AAACX

Semi-Annual Report

(Unaudited)

For the Period Ended March 31, 2020

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the A3 Alternative Credit Fund’s shareholder reports, like this one, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, registered investment adviser, or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting the Fund at A3 Alternative Credit Fund c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1-(877) 774-7724. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

A3 Alternative Credit Fund, (AAACX)

Table of Contents
For the Period Ended March 31, 2020

Portfolio Manager Commentary	2
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	13
Other Information	23

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.a3.financial

A3 Alternative Credit Fund, (AAACX)

Portfolio Manager Commentary
As of March 31, 2020 (Unaudited)

This has certainly been an extraordinary start to the year for the credit and equity markets. As the realities of the tragic, global spread of COVID-19 unfolded on investors, we saw some violent downdrafts and exceptional volatility. As you know, our focus at A3 Financial is on the credit markets and we believe we are moving towards a deleveraged environment with a premium placed on credit quality and cash flows.

I.    Performance

The A3 Alternative Credit Fund (AAACX) had a total net return for the prior two quarters of 8.10%, which coincides with the first 6 months of operations1. The Fund had a net return of 1.05% in March and returned 4.42% net for the first quarter of 2020, outperforming the Bloomberg Barclays Global Aggregate Bond Index2 which was down (0.33%) over the same 3-month period. The Fund had a 30-Day SEC yield of 9.10% subsidized3 and 3.39% unsubsidized4 as of March 31st, 2020. The Fund continued to operate without any leverage.

Returns for the first two quarters of operations were led by the high-income characteristics of the portfolio, accompanied by outperformance in US Government insured reverse mortgages and the December to January rally in loans. During the first quarter of 2020, we sought to reduce exposure to public markets and moved up in credit quality, having benefited from the early January risk-on rally. We increased our defensive core positions primarily in reverse mortgages and continue to see short duration, high income opportunities in loans to essential business models within the small-to-medium enterprise private sector. In times of uncertainty, we look for business’s that benefit from government support of their cash flows. As of March 31st, 2020, the portfolio consisted of approximately 92.8% AAA rated government guaranteed securities5. The remaining non-rated securities do not necessarily indicate low credit quality, but are private in nature. The Fund distributed its second quarterly dividend of $0.1259 per share on March 26th, representing a current distribution rate of 4.80%6.

The longest bull market in history came to an abrupt end in late February, and drove a stampede into safe haven assets. The global collapse of cash flows resulting from COVID-19 has subsequently changed many of the fundamentals of credit investing. Our view is that we are experiencing a global cash flow shock, driven by combined negative consumer-based demand and just-in-time supply chain deterioration. The macro backdrop is largely negative and resembles a depression economy with global rolling shutdowns. We fear this cash flow shock will drive an unprecedented worldwide debt default wave in the coming months and is likely to stress the foreign dollar denominated debt markets which are negatively impacted by safe heaven dollar strength.

II.    Portfolio Review

We took a variety of strategic steps in the Fund throughout the quarter to reduce risk in an attempt to insulate the Fund from deteriorating consumer and corporate cash flows. Concerns related to mounting job losses and business closures led us to exit nearly all investments that lacked cash flow support from a government source. Furthermore, we shortened the weighted average tenure of our direct loan portfolio to less than 4 months.

As a core defensive position, we remain invested in U.S. Government guaranteed AAA rated home equity reverse mortgage positions, which now represent a healthy portion of our book. Our confidence in these notes is based on a long history of research and ownership of a niche asset class that is not dependent on cash flow and is fully insured against home value loss and default. The asset class has been historically challenging to lever, due to its small market capitalization and coupon accrual, an attribute which we believe insulated it from the forced sales seen in this recent deleveraging.

Unlike traditional mortgages and most credit products, which are dependent on borrower payments, home equity reverse mortgages are uniquely suited to withstand this period of cash flow shock because they are not reliant on a borrower’s ability to repay the debt on a monthly basis. With a reverse mortgage, the homeowner does not make monthly payments, but instead capitalizes the accrued interest resulting in a single debt repayment of all of the borrowed principal and interest at maturity which is typically accompanied by a home sale. This payment is guaranteed by the U.S. Government against home value loss at sale and default.

Collateralized loan obligation (“CLO”) debt and equity exposures, which consist of high cash flowing structured corporate loan securities, contributed materially to January’s positive 5.11% net return1. The S&P Leveraged Loan Index, a benchmark for CLO collateral, ended 2019 at 96.72% of par, up from a November low of 95.35% of par. The October/November decline in loan prices seeped into US CLO debt tranche pricing, as lower loan prices caused a decrease in equity net asset value (“NAV”) as well as market value coverage ratios, which are both important valuation metrics used to determine CLO pricing. As a result, we saw an increase in secondary supply of junior debt into Q4 2019, furthering a supply/demand imbalance and creating what we viewed as an asymmetric risk reward market entry point. As a result of the loan selloff and subsequent recovery in January, the median CLO equity NAV increased from approximately 35% of par as of November 4th 2019 to 51%

A3 Alternative Credit Fund, (AAACX)

Portfolio Manager Commentary
As of March 31, 2020 (Unaudited) (continued)

of par as of January 2nd 2020 according to Wells Fargo Research. Price appreciation was captured throughout late December and January. Capitalizing on the rally, we repositioned up in credit during January only to soon thereafter fully exit all exposure to CLOs. This decision was based on observed volatility in the underlying leveraged loan market in late February. Our decade long experience with the CLO market, has taught us that in stressed markets, the asset class sells off indiscriminately followed by a repricing of risk and leverage as the dust settles and security differentiation based on fundamentals returns. A repricing of credit in the repo market was the first sign which was followed by margin calls. These things then feed upon themselves driving rapid deleveraging, risk aversion, spread widening and ultimately defaults, which are still to come.

III.    Where We Go From Here

As we look ahead, we remain wary of increasingly present “false yield”, found where cosmetically high stated yields are unsupported after taking into consideration default assumptions. The depth of the economic contraction is still yet to be seen, but our view is that this market correction is likely to be the most rapid economic slowdown of our lifetime and we will look to remain defensively positioned until default risk materializes.

Unique opportunities nonetheless exist today in niche markets, as market participants delever, shedding income producing assets. We seek to increase our defensive core positions and continue to see short duration, income opportunities in reverse mortgages and private loans where unique credit fundamentals can support returns during extremely turbulent market environments.

Many investors have been searching and often stretching for yield over the last decade; the last month has shown just how volatile and negative certain fixed income holdings can be. I am sure very few investors in some of the largest credit funds out there understood that their value could plummet 20% in a very brief period. As we move through the next phase of the credit cycle, we believe that we have the experience and strategy to continue to protect capital and provide quality yield to our investors. Thanks to our current investors for your investments. For those of you new to A3 Financial, please look at our track record and consider AAACX to help you in your search for income. We would welcome the opportunity to discuss our approach with you.

Sincerely,
Gregg Bell

1	Inception date is October 1, 2019. Returns are net total returns. Results are unaudited.

2

“BBG G. Agg “ refer to the Bloomberg Barclays Global Aggregate Index, which is a broad-based flagship benchmark that measures the investment grade, global multi-currency, fixed-rate taxable bond market.

3

“30-Day SEC Yield (subsidized)” is an annualization of the Fund’s total net investment income per share for the 30 day period ended on the last day of the month and reflects any net fees waivers and reimbursements in effect during the yield calculations period.

4	“30-Day SEC Yield (unsubsidized)” reflects the 30-day yield if the investment adviser were not reimbursing the Fund for part of its expenses or waiving all or part of its fee.

5	Represents asset class exposure determined by A3 Financial Investments as of March 31, 2020. Refer to the Prospectus for a discussion of risks and a description of key asset classes.

6

Current Distribution Rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the current net asset value and may be inclusive of return of capital.

The returns quoted present past performance. The performance shown is net of all fees (including a monthly advisory fee of 1.50% per annum) and expenses and reflects the reinvestment of dividends and investment income. Depending on an investor’s investment date, holding period and other factors, an investor may have an overall performance that underperforms or outperforms the data shown.

Inception date for AAACX is 10/01/2019. Returns greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shared, when redeemed, may be worth more of less than their original cost.

Management fee: 1.50%

*	Net Expense Ratio/ **Gross Expense Ratio: 3.30%/3.40%

***	Expense limitation: 1.95%

A3 Alternative Credit Fund, (AAACX)

Portfolio Manager Commentary
As of March 31, 2020 (Unaudited) (continued)

*

The Net expense ratio reflects the reduction of expenses from fee waivers and reimbursements. Elimination of these reductions will result in higher expenses and lower performance. These reductions are contractual and will continue until at least 9/12/2020.

**	The Gross Expense Ratio reflects additional expenses embedded in the Fund’s performance, such as the indirect costs of investing in other investment companies.

***	The Adviser has entered into an expenses limitation agreement to pay the ordinary operating expenses of the Fund that exceed 1.95% per annum.

The A3 Alternative Credit Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity.

Distributor – Foreside Fund Partners LLC

Past performance is no guarantee of future results.

This communication and any accompanying attachment is confidential and subject to copyright. It may also be subject to legal or other professional privilege. If you have received this email in error, confidentiality and privilege are not waived and you must not disclose or use the information in it. Please notify the sender by return email and delete the email from your system. A3 Financial Investments LLC (“A3”) or affiliates and clients, make no representation or warranties to accuracy or completeness; and shall not be liable for the improper or incomplete transmission of the information contained in this communication or Attachment nor for any delay in its receipt or damage to your system. Please note that e-mails are inherently insecure and susceptible to change. You should make your own independent evaluation of information herein, as you deem necessary, including obtaining independent financial and legal advice.

A3 Financial LLC is a SEC-Registered Investment Adviser. Registration as an investment adviser with the SEC does not imply any level of skill or training. A3 Financial LLC complies with the current notice filing requirements imposed upon SEC-registered investment advisers by those states in which A3 Financial LLC maintains clients.

Registered Representative of Foreside Fund Partners LLC, which is not affiliated with A3 Financial Investments LLC or its affiliates.

A3 Alternative Credit Fund, (AAACX)

Schedule of Investments
As of March 31, 2020 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS — 6.7%
$300,000	Cadence Series 21 Note 9.500%, 6/12/2020[1,2] 0x389E4ADc1466ee0305C451d6DD51Ea2779f3e0CB, (Ethereum contract)	$300,000
150,000	Cadence Series 29 Note 9.000%, 4/14/2020[1,2] 0xeA8c12dd124Cf20ac0A65e2FF037BC5b51A3537D, (Ethereum contract)	150,000
	TOTAL CORPORATE BONDS
	(Cost $450,000)	450,000

	COLLATERALIZED MORTGAGE OBLIGATIONS — 59.4%
	Government National Mortgage Association
2,621,286	1.242%, 8/20/2063[3,4]	89,029
900,655	2.316%, 4/20/2065[3,4]	88,577
1,462,432	2.330%, 7/20/2065[3,4]	118,150
504,485	2.674%, 7/20/2065[3,4]	58,943
819,601	1.675%, 9/20/2065[3,4]	68,605
1,145,482	1.973%, 9/20/2065[3,4]	120,865
826,349	1.778%, 1/20/2066[3,4]	81,247
1,077,128	1.665%, 2/20/2066[3,4]	110,047
1,174,252	1.946%, 4/20/2066[3,4]	144,410
1,862,493	1.924%, 10/20/2066[3,4]	173,729
1,573,648	2.431%, 10/20/2066[3,4]	184,279
7,205,674	2.085%, 12/20/2066[3,4]	817,489
713,302	2.466%, 1/20/2067[3,4]	92,380
4,120,383	2.270%, 2/20/2067[3,4]	570,185
2,199,624	2.069%, 6/20/2067[3,4]	265,542
689,567	2.469%, 10/20/2067[3,4]	100,896
1,859,549	2.262%, 11/20/2067[3,4]	225,071
1,723,483	2.336%, 1/20/2068[3,4]	263,387
3,776,621	1.521%, 7/20/2069[3,4]	231,840
3,134,188	1.087%, 9/20/2069[3,4]	217,260
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $3,392,558)	4,021,931

	SYNDICATED LOANS AND PARTICIPATIONS — 2.5%
	Global Merchant Cash, Inc.
40,635	1.39, 10/11/2020[1,2,6,7]	31,866
59,556	1.34, 11/22/2020[1,2,6,7]	47,555
64,750	1.40, 12/21/2020[1,2,6,7]	48,886
54,502	1.30, 1/27/2021[1,2,6,7]	42,763
	TOTAL SYNDICATED LOANS AND PARTICIPATIONS
	(Cost $173,984)	171,070

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Schedule of Investments
As of March 31, 2020 (Unaudited) (continued)

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 33.3%
2,252,968	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.30%[5]	$2,252,968
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,252,968)	2,252,968

	TOTAL INVESTMENTS — 101.9%
	(Cost $6,269,510)	6,895,969
	Liabilities Less Other Assets — (1.9)%	(130,478)
	TOTAL NET ASSETS — 100.0%	$6,765,491

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $621,070, which represents 9.18% of total net assets of the Fund.

[2]	Level 3 securities fair valued under procedures established by the Board of Trustees. The total value of these securities is $621,070, which represents 9.18% of total net assets of the Fund.

[3]	Callable.

[4]	Variable rate security.

[5]	The rate is the annualized seven-day yield at period end.

[6]	The Factor listed represents the repayment amount divided by the advance amount, quoted in a decimal format.

[7]	The Maturity Date listed is an estimate of the anticipated timing of full repayment.

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Summary of Investments
As of March 31, 2020 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds	6.7%
Collateralized Mortgage Obligations	59.4%
Syndicated Loans and Participations	2.5%
Short-Term Investments	33.3%
Total Investments	101.9%
Liabilities Less Other Assets	(1.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Statement of Assets and Liabilities
As of March 31, 2020 (Unaudited)

Assets:
Investments, at value (cost $6,269,510)	$6,895,969
Cash	4,356
Receivables:
Dividends and interest	67,574
Due from Advisor	23,504
Deferred offering costs	25,824
Prepaid expenses	13,065
Total assets	7,030,292

Liabilities:
Payables:
Investment securities purchased	148,714
Fund shares redeemed	26,250
Offering costs - Advisor	30,175
Auditing fees	14,918
Custody fees	10,162
Transfer agent fees and expenses	8,606
Fund administration fees	4,065
Chief Compliance Officer fees	4,030
Trustees’ fees and expenses	3,708
Fund accounting fees	2,118
Accrued other expenses	12,055
Total liabilities	264,801

Net Assets	$6,765,491

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$6,559,046
Total distributable earnings	206,445
Net Assets	$6,765,491

Shares of beneficial interest issued and outstanding	644,456
Net asset value, offering, and redemption price per share	$10.50

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Statement of Operations
For the Six Months Ended March 31, 2020 (Unaudited)

Investment income:
Dividends	$112,733
Interest	87,150
Total investment income	199,883

Expenses:
Legal fees	41,416
Advisory fees	35,435
Transfer agent fees and expenses	25,967
Offering costs	25,544
Chief Compliance Officer fees	24,863
Fund administration fees	23,708
Auditing fees	14,919
Custody fees	13,611
Fund accounting fees	12,500
Miscellaneous	8,089
Trustees’ fees and expenses	7,458
Insurance fees	5,635
Shareholder reporting fees	5,618
Registration fees	500
Total expenses	245,263
Advisory fees waived	(35,435)
Other expenses absorbed	(163,763)
Net expenses	46,065
Net investment income	153,818

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(422,352)
Net change in unrealized appreciation/depreciation on investments	626,459
Net realized and unrealized gain	204,107

Net Increase in Net Assets from Operations	$357,925

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Statement of Changes in Net Assets

For the Six Months Ended March 31, 2020 (Unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$153,818
Net realized loss on investments	(422,352)
Net change in unrealized appreciation/depreciation on investments	626,459
Net increase in net assets resulting from operations	357,925

Distributions to shareholders
Total distributions to shareholders:	(151,480)

Capital Transactions:
Net proceeds from shares sold	6,357,235
Reinvestment of distributions	128,061
Cost of shares redeemed	(26,250)
Net increase in net assets from capital transactions	6,459,046

Total increase in net assets	6,665,491

Net Assets:
Beginning of period[1]	100,000
End of period	$6,765,491

Capital Share Transactions:
Shares sold	624,333
Shares reinvested	12,623
Shares redeemed	(2,500)
Net increase in capital share transactions	634,456

[1]

The Fund was organized with 10,000 shares of beneficial interest on August 29, 2019 for $100,000, which represents the seed investment made by the Principals of the Adviser. The Fund commenced operations on September 30, 2019.

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Statement of Cash Flows
For the Six Months Ended March 31, 2020 (Unaudited)

Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$357,925
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(8,420,178)
Sales of investments	4,528,133
Net amortization on investments	30
Net realized loss on investments	422,352
Return of capital dividends received	77,105
Net realized gain on paydowns	(4,107)
Net change in unrealized appreciation/depreciation on investments	(626,459)
Change in short-term investments, net	(2,872,845)
(Increase)/Decrease in assets:
Dividends and interest	(67,574)
Due from Advisor	(27,316)
Deferred offering costs	25,544
Prepaid expenses	(13,065)
Increase/(Decrease) in liabilities:
Investment securities purchased	148,714
Offering costs - Advisor	(11,878)
Audit fees	14,918
Custody fees	10,162
Transfer agent fees and expenses	8,606
Fund administration fees	4,065
CCO fees	4,030
Legal fees	3,708
Fund accounting fees	2,118
Other accrued expenses	6,552
Net cash used in operating activities	(6,429,460)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	6,357,235
Distributions paid to shareholders, net of reinvestments	(23,419)
Net cash provided by financing activities	6,333,816

Net decrease in cash	(95,644)

Cash, beginning of period	100,000
Cash, end of period	$4,356

Non-cash financing activities not included herein consist of $128,061 of reinvested dividends.

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Financial Highlights

Per share operating performance.
For a capital share outstanding throughout the period.

For the Six Months Ended March 31, 2020 (Unaudited)
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.34
Net realized and unrealized gain	0.46
Total from investment operations	0.80

Less Distributions:
From net investment income	(0.30)

Net asset value, end of period	$10.50

Total return	8.10%[2]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,765

Ratio of expenses to average net assets:
Before fees waived	10.36%[3]
After fees waived	1.95%[3]
Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.92)%[3]
After fees waived	6.49%[3]

Portfolio turnover rate	106%[2]

[1]	Based on average shares outstanding for the period.

[2]	Not annualized.

[3]	Annualized.

See accompanying Notes to Financial Statements.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited)

1. Organization

The A3 Alternative Credit Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on May 9, 2019. The Fund operates as an interval fund. A3 Financial Investments, LLC serves as the investment adviser (the “Adviser”) of the Fund. The Fund’s investment objective is to seek total return through investments that offer regular income or the potential for price appreciation. The Fund commenced operations on September 30, 2019.

The Fund expects to invest primarily in income-generating assets and will seek the best available risk-adjusted opportunities in fixed income that offer the potential for both stable, regular cash flows and price appreciation. The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes), in Credit Investments. “Credit Investments” are defined as securities and other fixed-income investments in U.S. and non-U.S. (including foreign and emerging markets) issuers that include: (1) corporate debt securities and derivatives, including syndicated loans, credit-linked notes (“CLNs”) and high yield (“junk”) bonds, ; (2) the debt and equity tranches of collateralized loan obligations (“CLOs”); (3) loans and privately placed debt securities that are directly originated by the Fund or purchased from originators, which may be unsecured or secured; (4) asset-backed securities (“ABS”) backed by pools of consumer loans, auto loans, single family rental cash flows, commercial receivables, and other collateral, including loans originated through a peer-to-peer lending platform; (5) residential mortgage-backed securities (“RMBS”); and (6) commercial mortgage-backed securities (“CMBS”).

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies and Accounting Standards Update (“ASU”) 2013-08. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily net asset value (“NAV”) determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income

Organizational and Offering Costs

The Adviser has agreed to advance the Fund’s organizational costs and offering costs. Organizational costs are expensed as incurred and are subject to recoupment by the Adviser in accordance with the Fund’s expense limitation agreement discussed in Note 4. Offering costs, which are also subject to the Fund’s expense limitation agreement and discussed in Note 4, are amortized to expense over twelve months on a straight-line basis.

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement, the costs of preparing, reviewing and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $23,003 and $51,368, respectively.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

As of March 31, 2020, $42,770 of offering costs remains as an unamortized deferred asset, while $25,544 has been expensed subject to the Fund’s Expense Limitation and Reimbursement Agreement.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of March 31, 2020.

Distributions to Shareholders

Distributions are paid at least quarterly on the Fund’s shares of beneficial interest (“Shares”) in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Reverse Mortgages

The Fund may invest in securities that reflect an interest in reverse mortgages, including Collateralized Mortgage Obligations (“CMOs”). Investments of this type may be accrual in nature and may be insured by the Government National Mortgage Association. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. Reverse mortgages are subject to different risks than traditional mortgages because the repayment for the loans is uncertain and may occur sooner or later than anticipated based on the life-span of the homeowner

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in CLOs and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Syndicated Loans and Participations

The Fund may invest in syndicated loans, which are typically loans to corporate entities originated by one or more lenders, and then traded in the secondary market. The primary risk of a syndicated loan is the creditworthiness of the corporate borrower. The market for syndicated loans may not be highly liquid and the Fund may have difficulty selling them. These investments primarily expose the Fund to the credit risk of the underlying borrower, but they also expose the Fund to certain risks associated with the loan agent. Syndicated loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain syndicated loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Valuation of Investments

The Fund’s Valuation Committee (“Valuation Committee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved the valuation policies and procedures for the Fund (the “Valuation Procedures”). Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other non-exchange traded instruments. Due to the lack of centralized information and trading, the valuation of loans and other non-exchange traded instruments carries more risk than that of publicly traded common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a non-exchange traded instrument is sold in the market, the amount received by the Fund is less than the value that such security is carried at on the Fund’s books.

The values of some of the assets in the Fund’s portfolio are not readily determinable. The Adviser values these assets at fair value, as determined in good faith by the Adviser, subject to the oversight of the Board. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that would have been used if a ready market for these assets existed or from the prices at which trades occur. Furthermore, the Adviser may not obtain third-party valuations for all of the Fund’s assets. Changes in the fair value of the Fund’s assets directly impact the Fund’s net income and the Fund’s NAV through recording unrealized appreciation or depreciation of its investments and derivative instruments, and so the Adviser’s determination of fair value has a material impact on the Fund’s net income and the Fund’s NAV.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

While in many cases the Adviser ‘s determination of the fair value of the Fund’s assets is based on valuations provided by third-party dealers and pricing services, the Adviser can and does value assets based upon its judgment and such valuations may differ from those provided by third-party dealers and pricing services. Valuations of certain assets are often difficult to obtain or are unreliable. In general, dealers and pricing services heavily disclaim their valuations. Additionally, dealers may claim to furnish valuations only as an accommodation and without special compensation, and so they may disclaim any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations, including any act of negligence or breach of any warranty. Depending on the complexity and illiquidity of an asset, valuations of the same asset can vary substantially from one dealer or pricing service to another. Higher valuations of the Fund’s assets have the effect of increasing the amount of management fees the Fund pays to the Adviser. Therefore, conflicts of interest exist because the Adviser is involved in the determination of the fair value of the Fund’s assets.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Credit Risk

There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of a debt instrument by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a debt instrument and thereby in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the debt instrument. Default, or the market’s perception that an issuer is likely to default, could reduce the value of a debt instrument, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited) (continued)

3. Principal Risks (continued)

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Interest Rate Risk

Typically, a rise in interest rates causes a decline in the value of debt securities and loans, and as a result the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities and loans. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, increasing a securities maturity). These risks could affect the value of a particular investment, possibly causing the Fund’s NAV and total return to be reduced and fluctuate more than other types of investments

Asset-Backed and Mortgage-Backed Security Risk

Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family properties, multi-family properties, and/or commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets experienced extraordinary weakness and volatility in the aftermath of the 2007-2008 financial crisis. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. Certain ABS and MBS that the Fund acquires are subordinated in cash flow priority to other more “senior” securities of the same securitization. The exposure to defaults on the underlying mortgages is severely magnified in subordinated securities. Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk. Such securities therefore are considered to be highly speculative investments.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited) (continued)

3. Principal Risks (continued)

Syndicated Loans and Participations Risk

The Fund’s investment program may include significant amounts of syndicated loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

The Fund may be subject to risks associated with syndicated loans. Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases for the Fund’s syndicated loan investments, the Fund does not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, the Fund would only be able to direct such actions if instructions from the Fund were made in conjunction with other holders of associated indebtedness that together with the Fund compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than the Fund desire to take certain actions, such actions may be taken even if the Fund did not support such actions. Furthermore, if a syndicated loan is subordinated to one or more senior loans made to the applicable obligor, the ability of the Fund to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Whenever the Fund is unable to direct such actions, the parties taking such actions may not have interests that are aligned with us, and the actions taken may not be in the Fund’s best interests. In addition, the Fund’s ability to direct such actions may be limited by the tax rules governing publicly traded partnerships.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of the Fund’s investment.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, the Fund may be unable to remove the agent in circumstances in which removal would be in the Fund’s best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice, and the Fund may not find a replacement agent on a timely basis, or at all, in order to protect our investment.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited) (continued)

4. Investment Advisory and Other Agreements

A3 Financial Investments, LLC serves as the Fund’s investment adviser pursuant to a management agreement with the Fund that has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board”). The Adviser is registered with the SEC as an investment adviser under the Investment Manager Act of 1940, as amended (the “Advisers Act”). The Adviser is entitled to receive a monthly fee at the annual rate of 1.50% of the Fund’s average daily net assets (the “Advisory Fee”).

The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least one year after the effective date of the Fund’s registration statement, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.95% per annum of the Fund’s average daily net assets. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, on 60 days written notice to the Adviser. The Adviser may waive or reimburse additional fees of the Fund in its discretion.

For the six months ended March 31, 2020, the Adviser waived fees and reimbursed expenses totaling $199,198. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Adviser, the Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2020 the amount of these potentially recoverable expenses is $222,201, expiring on September 30, on the years below:

2022	$23,003
2023	199,198
Total	$222,201

Foreside Fund Partners, LLC serves as the Fund’s distributor and Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Fund; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for services provided for the six months ended March 31, 2020, are reported on the Statement of Operations.

5. Fair Value of Investments

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in private investment funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited) (continued)

5. Fair Value of Investments (continued)

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Adviser in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of March 31, 2020:

	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds	$—	$—	$450,000	$450,000
Collateralized Mortgage Obligations	—	4,021,931	—	4,021,931
Syndicated Loans and Participations	—	—	171,070	171,070
Short-Term Investments	2,252,968	—	—	2,252,968
Total Investments	$2,252,968	$4,021,931	$621,070	$6,895,969

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the six months ended March 31, 2020:

	Corporate Bonds	Syndicated Loans and Participations
September 30, 2019	$—	$—
Purchases	450,000	198,993
Sales	—	—
Paydowns	—	(29,115)
Realized gains (losses)	—	4,107
Amortization	—	—
Change in unrealized appreciation/ (depreciation)	—	(2,915)
Transfers In	—	—
Transfers Out	—	—
March 31, 2020	$450,000	$171,070

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2020.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Corporate Bonds	$450,000	Income Approach	Interest Rate	9.00% - 9.50%
Syndicated Loans and Participations	$171,070	Income Approach	Factor Rate	1.30 - 1.40

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited) (continued)

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment in the Fund by any investor is $100,000. However, there is no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of the Adviser or Foreside Fund Partners, LLC (the “Distributor”) or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV outstanding shares of the Fund. The results of the repurchase offers conducted for the six months ended March 31, 2020 are as follows:

Commencement Date	February 14, 2020
Repurchase Request	March 17, 2020
Repurchase Pricing date	March 31, 2020

Net Asset Value as of Repurchase Offer Date	$10.50
Amount Repurchased	$26,250
Percentage of Outstanding Shares Repurchased	0.39%

7. Investment Transactions

For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term investments, were $8,420,178 and $4,528,133, respectively.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9. New Accounting Pronouncement

On August 28, 2018, the FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC Topic 820. ASU 2018-13’s amendments are effective for annual periods beginning after December 15, 2019. Early adoption is permitted. Management has adopted certain disclosures of ASU 2018-13 as permitted by the standard.

A3 Alternative Credit Fund, (AAACX)

Notes to Financial Statements
March 31, 2020 (Unaudited) (continued)

10. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

A3 Alternative Credit Fund, (AAACX)

Other Information
March 31, 2020 (Unaudited)

Board Considerations Regarding Approval of Management Agreement

At an in-person meeting held on July 17, 2019, the Board of Trustees of the Fund (the “Board”), including a majority of Trustees who are not “interested persons” as that term is defined under the Investment Company Act of 1940, as amended, reviewed and approved the Management Agreement (the “Management Agreement”) between the Fund and A3 Financial Investments, LLC (the “Adviser”).

The Board was assisted by independent legal counsel throughout the Management Agreement review process. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Management Agreement.

Nature, Extent and Quality of Services. The Board considered that the Adviser was a newly formed investment adviser, formed for the purpose of offering clients the opportunity to gain exposure to alternative and niche investment products. The Board acknowledged that although the Adviser was new, the management team was a diverse group of individuals with an average of 15 years’ experience in the asset management and related financial industries. The Board agreed that the depth and breadth of experience of the Adviser’s personnel was impressive, and they believed that the Adviser was well positioned to manage the strategies proposed. The Board discussed certain legal and regulatory matters related to the management team’s prior employer and evaluated whether they had any impact on the Adviser’s operations. The Board reviewed the Adviser’s compliance and risk mitigation practices, as well as its financial condition. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under the Management Agreement and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board noted that because the Fund had not yet commenced operations, they could not consider the Fund’s past performance. The Board also considered that the Adviser did not have a record of prior performance for other registered funds or similarly managed accounts. The Board reviewed materials provided by the Adviser regarding the strategy, including an illustrative asset allocation for the Fund’s portfolio, and yield data. The Board considered the qualifications of the portfolio managers and concluded that the Adviser had potential to generate positive returns for shareholders.

Fees and Expenses. The Board discussed the Adviser’s proposed management fee for the Fund, noting that at 1.50% it was in line with the Adviser selected peer group median and average fee (excluding any incentive fees). The Board considered that the net expense ratio for the Fund was estimated at 1.95%, and if the Fund used leverage it would increase to 2.95% due to borrowing costs. The Board noted that the 2.95% expense ratio was lower than the peer group average but higher than the Morningstar category average, and acknowledged that the peer group appeared to provide a better comparison with similar funds than did the Morningstar category. The Board noted that the Adviser agreed to an expense cap of 1.95%. The Board concluded that the proposed management fee was not unreasonable.

Profitability. The Board discussed that the Adviser did not expect to derive any profits from its services to the Fund for the first 12 months of operations, and a modest profit in the second year if projections for asset gathering are achieved. The Board concluded that excessive profitability from the Adviser’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Board noted that economies of scale had not yet been reached as the Fund had not yet launched. The Board discussed future opportunities for breakpoints as the assets of the Fund grew.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Management Agreement was in the best interests of the Fund and its future shareholders.

A3 Alternative Credit Fund, (AAACX)

Other Information
March 31, 2020 (Unaudited) (continued)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at (877) 774-7724 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q and Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

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Investment Advisor

A3 Financial Investments, LLC
90 Madison Street, Suite 303
Denver, Colorado 80206
www.a3.financial

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Fund Partners, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

See the Semi-Annual Report to Shareholders under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”). No such proposals were received.

Item 11. Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	A3 Alternative Credit Fund

By (Signature and Title)*	/s/Anthony R. Bosch
Anthony R. Bosch
(President and Principal Executive Officer)

Date	June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/Anthony R. Bosch
Anthony R. Bosch
(President and Principal Executive Officer)

Date	June 9, 2020

By (Signature and Title)*	/s/Gregory L. Bell
Gregory L. Bell
(Treasurer and Principal Financial Officer)

Date	June 9, 2020